FOR IMMEDIATE RELEASE

RidgeStone Financial Services, Inc.
13925 W. North Avenue
Brookfield, Wisconsin  53005
Telephone:  (262) 789-1011
Contact:  Paul E. Menzel, President





      RIDGESTONE FINANCIAL REPORTS AN INCREASE OF 9% IN NET INCOME FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003; AN INCREASE OF 71% IN NET INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003



Brookfield, Wisconsin, October 28, 2003 - RidgeStone Financial Services, Inc. (OTC: RFSV) reported a 9% increase in after-tax net income to $158,119 for the three months ended September 30, 2003, compared with after-tax net income of $144,989 for the same period of the prior year. Diluted earnings per share increased to $0.16 for the three months ended September 30, 2003 as compared to $0.12 per share for the same period of 2002. For the nine months ended September 30, 2003, after-tax net income rose 71% to $574,667 compared with after-tax net income of $335,292 for the same period of the prior year. Diluted earnings per share increased to $0.60 for the nine months ended September 30, 2003 as compared to $0.37 per share for the same period of 2002.

For the three months ended September 30, 2003, net interest income before provision for loan losses was $858,368, an increase of $77,542 or 10% over the three months ended September 30, 2002. Net interest income before provision for loan losses for the nine months ended September 30, 2003 increased over the same period last year by $537,971 or 25% to $2,672,176. The increase in net interest income for the three and nine months ended September 30, 2003 was primarily due to increased loan volume and lower interest expense. Net interest margin for the nine months ended September 30, 2003 also improved to 4.44% compared to 4.15% for the same period last year.

Non-interest income increased by $136,028 or 83% to $299,448 for the three months ended September 30, 2003, compared to $163,420 for the same period in the prior year. Non-interest income for the nine months ended September 30, 2003 increased by $376,566 or 94% to $776,437 compared to $399,871 for the same period in 2002. For the three and nine months ended September 30, 2003, fees related to long-term mortgage loans sold in the secondary market were the primary factor for the increase over the prior period.

Non-interest expenses for the three months ended September 30, 2003 were $644,896, a decrease over the same period last year of 2%, and non-interest expenses for the nine months ended September 30, 2003 were $2,214,122, an increase over the same period last year of 16%.

Deposits were $76.0 million at September 30, 2003 compared to $71.2 million at December 31, 2002. Gross loans outstanding were $75.5 million at September 30, 2003 compared to $74.0 million at December 31, 2002. Total assets grew by $5.5 million or 6% to $91.4 million at September 30, 2003 compared to $86.0 million at December 31, 2002.

Book value was $9.29 per share as of September 30, 2003 compared to $8.47 per share for the same period last year.

Paul E. Menzel, President of the Company, stated, "We are pleased with our performance in the third quarter and for the year to date. We were able to increase our net income for the year to date by 71% and for the third quarter by 9%, over the same periods in the prior year, despite incurring charge-offs in this year's third quarter of $395,000 related to two failed business loans. This compares to no charge-offs for last year's third quarter." Mr. Menzel, further stated that, "While we are disappointed in the charge-offs, we are encouraged by the overall increase in net income, which we believe is a positive indication of the Company's continuing improvement in performance."

RidgeStone Financial Services, Inc. is a bank holding company in Brookfield, Wisconsin. The Company is the parent company of RidgeStone Bank, a community bank with two locations. The Company's stock is traded in the over-the-counter market and quoted on the OTC Bulletin Board under the symbol RFSV.

Note Regarding Forward-Looking Statements
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes," "anticipates," "expects," or other words of similar import. Similarly, statements that describe the Company's future plans, objectives, goals, and performance or operating expectations are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks include, among others: interest rate trends, the general economic climate in the Company's market area, loan delinquency rates, and legislative enactments or regulatory changes which adversely affect the business of the Company and/or RidgeStone Bank. Shareholders, potential investors and other readers are urged to consider these factors in evaluating the forward-looking statements. The forward-looking statements included herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

               RIDGESTONE FINANCIAL SERVICES, INC AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    September 30, 2003 and December 31, 2002


                                                                              September 30,            December 31,
                                                                                   2003                    2002
                                                                               (Unaudited)
                                                                           -------------------     --------------------
ASSETS
Cash and due from banks                                                    $        3,893,557      $         4,431,478
Federal Funds sold                                                                  4,801,000                        0
                                                                           -------------------     --------------------
    Total cash and cash equivalents                                                 8,694,557                4,431,478
                                                                           -------------------       ------------------

Interest bearing deposits in banks                                                    549,719                   87,427
Available for sale securities-stated at fair value                                    949,700                  138,460


Loans receivable                                                                   75,543,025               73,986,943
   Less: Allowance for estimated loan losses                                         (688,833)                (736,118)
                                                                           -------------------     --------------------
Net loans receivable                                                               74,854,192               73,250,825
                                                                           -------------------       ------------------
Mortgage loans held for sale                                                          418,250                2,160,021
Premises and equipment, net                                                         2,491,223                2,488,734
Cash surrender value of life insurance                                              2,323,016                2,252,516
Accrued interest receivable and other assets                                        1,159,024                1,157,560
                                                                           -------------------     --------------------

             Total Assets                                                  $       91,439,681      $        85,967,021
                                                                           ===================     ====================

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
             Demand                                                        $       15,464,853      $        14,352,801
             Savings and NOW                                                       28,914,465               29,680,304
             Other Time                                                            31,633,736               27,152,835
                                                                           -------------------     --------------------
               Total deposits                                                      76,013,054               71,185,940
                                                                           -------------------       ------------------

Federal funds purchased                                                                     0                1,112,000
Other borrowings                                                                    4,500,000                4,500,000
Accrued interest payable and other liabilities                                      1,719,121                1,568,170
Guaranteed preferred beneficial interests in the
    corporation's subordinated debentures                                           1,500,000                        0
                                                                           -------------------     --------------------
             Total Liabilities                                                     83,732,175               78,366,110
                                                                           -------------------     --------------------

STOCKHOLDERS' EQUITY
Preferred  stock, no par value, 2,000,000 shares authorized,
    no shares issued                                                                        0                        0
Common stock, no par value: 10,000,000 shares authorized;
   879,659 shares issued                                                            8,433,619                8,423,619
Treasury stock (50,000 shares at 9/30/03)                                            (493,015)                       0
Accumulated deficit                                                                  (232,798)                (807,465)
Accumulated other comprehensive income(loss)                                             (300)                 (15,243)
                                                                           -------------------     --------------------

             Total Stockholders' Equity                                             7,707,506                7,600,911
                                                                           -------------------     --------------------

             Total Liabilities and Stockholders' Equity                    $       91,439,681      $        85,967,021
                                                                           ===================     ====================

               RIDGESTONE FINANCIAL SERVICES, INC AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
             Three and Nine Months Ended September 30, 2003 and 2002
                                   (Unaudited)


                                                        Three Months Ended                     Nine Months Ended
                                                ---------------------------------     ----------------------------------

                                                  Sept 30, 2003    Sept 30, 2002        Sept 30, 2003     Sept 30, 2002
                                                ----------------   --------------     -----------------  ---------------
Interest income
           Interest and fees on loans           $     1,203,047  $     1,177,255      $      3,745,360   $    3,295,132
           Interest on federal funds sold                13,867            7,229                13,870           63,462
           Interest on deposits in banks                  3,042              735                 4,175            2,179
                                                ---------------- ----------------     -----------------  ---------------
               Total interest income                  1,219,956        1,185,219             3,763,405        3,360,773
                                                ---------------- ----------------     -----------------  ---------------

Interest expense
           Interest on deposits                         320,450          358,193               906,572        1,125,323
           Interest on borrowed funds                    14,013           46,200               157,532          101,245
           Interest on preferred securities              27,125                0                27,125                0
                                                ---------------- ----------------     -----------------  ---------------
               Total interest expense                   361,588          404,393             1,091,229        1,226,568
                                                ---------------- ----------------     -----------------  ---------------

Net interest income before provision
           for loan losses                              858,368          780,826             2,672,176        2,134,205

Provision for loan losses                               273,000           65,000               348,000          125,000
                                                ---------------- ----------------     -----------------  ---------------
Net interest income after provision
            for loan losses                             585,368          715,826             2,324,176        2,009,205

Non-interest income
           Secondary market loan fees                   182,489           61,872               414,569          108,903
           Gain on sale of other real estate                  0                0                13,638                0
           Service charges on deposit accounts           42,878           44,193               117,734          112,983
           Gain on sale of AFS securities                 5,290                0                 5,290                0
           Increase in cash surrender value              31,500           30,150                94,500          103,604
           Other income                                  37,291           27,205               130,706           74,381
                                                ---------------- ----------------     -----------------  ---------------
               Total non-interest income                299,448          163,420               776,437          399,871
                                                ---------------- ----------------     -----------------  ---------------

Non-interest expense
           Salaries and employee benefits               359,361          405,034             1,253,963        1,205,604
           Occupancy and equipment expense               48,978           64,362               171,644          192,694
           Other expense                                236,557          190,490               788,515          515,911
                                                ---------------- ----------------     -----------------  ---------------
               Total non-interest expense               644,896          659,886             2,214,122        1,914,209
                                                ---------------- ----------------     -----------------  ---------------

Income before income taxes                              239,920          219,360               886,491          494,867
                                                ---------------- ----------------     -----------------  ---------------

Provision for income taxes                               81,801           74,371               311,824          159,575
                                                ---------------- ----------------     -----------------  ---------------

Net income                                      $       158,119  $       144,989      $        574,667   $      335,292
                                                ================ ================     =================  ===============

Earnings per share -Basic                       $          0.18  $          0.17      $           0.66             0.38
                   -Diluted                     $          0.16  $          0.12      $           0.60             0.37

Average shares outstanding                              866,692          877,923               866,692          876,633
Book value                                                $9.29            $8.46                 $9.29            $8.47